Exhibit 99.1

investor presentation sm

safe harbor statement All statements made in this presentation, other than statements of historical fact, are forward-looking statements. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "look forward to," "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "would," "should," "could," "guidance," "potential," "opportunity," "continue," "project," "forecast," "confident," "prospects," "schedule," "designed," "future" and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce's business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of the establishment, extension or termination of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

non-GAAP financial measures GSI's consolidated financial statements are prepared and presented in accordance with GAAP. To supplement our consolidated financial statements, in this presentation, we use the non-GAAP financial measure of non-GAAP income from operations. We also discuss certain ratios that use those measures. The non-GAAP measures and ratios presented are not intended to be considered in isolation of, as a substitute for, or superior to our GAAP financial information. We have included reconciliations later in this presentation of the non-GAAP measures to the nearest GAAP measure. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as to the operating results of comparable companies. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business. Non-GAAP income from operations. We define non-GAAP income from operations, formerly referred to as adjusted EBITDA, as income from operations excluding stock-based compensation, depreciation and amortization expenses and acquisition- related integration expenses. We consider non-GAAP income from operations to be a useful metric for management and investors because it excludes certain non-cash and non-operating items. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when valuing equity awards under SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing rapidly and operate in an emerging and rapidly changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business. We believe the exclusion of acquisition-related integration expenses permits evaluation and a comparison of results for on-going business operations, and it is on this basis that management internally assesses the company's performance.

agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials

- vision
  - to be the worldwide leader in e-commerce and multichannel services for great consumer brands

- business - services provided globally to ~200 partners & clients
  - global e-commerce services
    - U.S.
    - international
  - interactive marketing services

- revenues & employees
  - $750 million FY07 net revenue
  - ~ 4,500 employees

4 gsi commerce

evolution & growth of the business customer care technology fulfillment e-commerce services U.S. e-commerce services agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials 1999 - 2006 evolution & growth of the business agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials 2007 . . . global e-commerce services customer care technology fulfillment internat'l e-commerce services interactive marketing services agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials

U.S. services - premium & customized, offered end-to-end or modular

technology	fulfillment	customer care

business management & partner strategy

technology
- web, application & database software servers & operating system
- order management & credit card processing
- managed hosting
- product catalog
- site search
- hardware, data storage
- system security & fraud prevention
- features, functions & third-party applications
- site administration tools

fulfillment
- warehouse mgmt. systems
- 2.2 million sq. ft. in 4 distribution centers
- fulfillment for ~ 70 partners
- built for multicategory b2c
- full-service pick/pack/ship
- value-added services
- returns, exchanges & credit processing
- rate shopping w/ carriers
- ~ 700 drop-shippers

customer care
- e-mail & crm systems
- 1,600 seats / 4 call centers
- customer care for ~ 75 partners
- phone switches & routing
- 24 x 7 operation
- brand & product training
- redundancy & failover
- work-at-home program

7 gsi commerce

healthy and growing U.S. e-commerce market agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials "Business-to-consumer (b2c) e-commerce continues its double-digit, year-over-year growth rate, in part because sales are shifting away from stores and in part because online shoppers are less sensitive to adverse economic conditions than the average U.S. consumer." U.S. e-Commerce: Five-Year Forecast: 2008 - 2012 -- Forrester Research Inc., Feb. 2008. $ in billions 2007 2008 2009 2010 2011 2012 $174.5 13.9% CAGR 16.9% $204.0 $235.4 $267.8 $301.0 $334.7 15.4% 13.8% 12.4% 11.2% * Forrester Research excludes travel in calculating its b2c, retail sales as reported in the "U.S. e-Commerce: Five-Year Forecast: 2008 - 2012" published by Forrester Research Inc., February 2008.

~ 80 leading U.S. retailers and brands * Slide shows selected partners. agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials launching 5 - 10 new partners & 1 - 2 categories per year in U.S. total domestic partners current domestic partners that launched or are expected to launch with GSI during that year number of categories 31 6 2003 8 39 7 2004 8 49 9 2005 10 55 11 2006 6 1999 4 1 2001 6 13 1 2000 7 1 3 23 4 2002 10 accretive acquisition partners 78 13 2007 9 14 agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials 86 13 2008 8 agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials acquisition of Accretive Commerce expands domestic market position

- closed sept. 2007 -- $97.5 million cash

- added 14 marquee partners
  - more depth added in key apparel, home, health & beauty and specialty foods categories
  - opportunity to provide new partners with services and platform options
  - Amended all front-end, e-commerce technology deals; 5 web stores migrating; 3 already live

- increased scale and infrastructure
  - adds ~ 600K sq. ft. of fulfillment space
  - adds 600 call center seats

- enhanced long-term growth
  - opportunity for additional services / platform options including marketing and international

- achieving synergies
  - functional integration - HR, finance, legal nearly complete; migrating to common data center, and call center and fulfillment center platforms

11 gsi commerce

value proposition complete solution enterprise scale & scope focus on partners' growth, brand and customer experience agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - complete premium solution end-to-end, integrated, multichannel, e-commerce platform shared infrastructure and customized solutions increased efficiency - one vendor proven integration - built to work together e-commerce expertise - 360°understanding of business agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials fulfillment technology customer care business management & partner strategy agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition – enterprise scale & scope

- not partner core competency – e-commerce ~ 2% to 4% total sales
- 2 redundant, geographically separate data centers
- 4 multipartner customer care facilities w/ ~ 1,600 seats
- 4 primary multipartner fulfillment centers w/ ~ 2.2 million sq. ft san jose, calif.
satellite sales office
los angeles, calif.
office & direct response business
king of prussia, pa.
headquarters
secaucus, n.j.
data center
ashburn, va.
data center

multipartner fulfillment centers
- louisville, ky.
- shepherdsville, ky.
- richwood, ky.
- martinsville, va.

multipartner customer care centers
- eau claire, wis.
- martinsville, va.
- brunswick, ga.
- melbourne, fla.

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gsi commerce

volume builds platform scale agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials december 2007 site traffic data - sources: comScore Networks Inc. and GSI Commerce top e-commerce sites vs. GSI partner sites total unique visitors (000) * GSI's number is not calculated by comScore. The GSI number is established by totaling the unique visits made to each GSI partner site tracked by comScore. This number does not include several of GSI's smaller partner sites. The GSI number is not 'unique' based on comScore's definition. This chart is meant to show the volume of visitors to GSI partner sites as a whole in comparison to other e-commerce sites. Total Internet : Total Audience 183,619 Retail 152,168 1 eBay 79,892 2 Amazon sites 65,205 3 GSI partner sites * 63,639 4 Apple Inc. 47,724 5 Wal-Mart 44,341 6 Target Corporation 42,634 7 Yahoo! Shopping 30,615 8 Best Buy sites 27,067 9 Shopzilla.com sites 26,524 10 SEARS.COM 19,457 value proposition - focus on partner growth, brand and customer experience decision wizard technology agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - focus on partner growth, brand and customer experience buy online, pick up in store buy online, ship to store buy online, return to store digital versions of print media (e.g. catalogs, circulars) online/offline gift card redemption and purchase online/offline loyalty program integration online/offline private label credit card integrated registries multichannel capabilities agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - focus on partner growth, brand and customer experience


Monogram Your Selections
1,400+ different recipes of colors, flavors, base and texture combinations customization / personalization
~ 208,000 custom jerseys created in 2007
Brass Dog ID Tag
PLACE YOUR ORD
BELLA PETSMART 1989 TRANSIT WAY BROCKPORT NY
DAISY PETSMART 1989 TRANSIT WAY BROCKPORT NY
SCOUT PETSMART 1989 TRANSIT WAY BROCKPORT NY 14420
PREVIEW YOUR ITEM
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gsi commerce

competition outsource insource web platform IBM, ATG, Microsoft customer care West, Convergys fulfillment /logistics DHL, UPS strategy/sys. integrators McKinsey, Accenture order proc/merch systems SAP, Yantra e-commerce decision technology fulfillment /logistics customer care one-stop, full-service solution provider agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials GSI strategy international agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials gsi international headquarters located in Barcelona, Spain Steve Davis named president of gsi international in 2007 and has relocated europe followed by asia size of the market, current Barcelona presence, and fewer language & cultural challenges interest of domestic partners ability to gain traction with new partners buy / build assets to assemble end-to-end solution an end-to-end solution is strategic differentiator overcoming complexity for partners growing international partner base agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials european e-commerce market - large and getting larger Source: IDC, Internet Commerce Model 11.1 worldwide b2c e-commerce spend agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials Asia Pacific 16% Japan 5% ROW 4% Asia Pacific 15% Japan 4% ROW 6% 2006 $517.6 billion 2010 $1,009.2 trillion USA 33% USA 27% W. Eur. 42% W. Eur. 48%

agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials international - Zendor acquisition provides end-to-end foundation for Europe zendor
MULTI-CHANNEL SPECIALISTS

- provides end-to-end e-commerce solution in U.K.
  - immediately opens U.K.'s online market - europe's largest
  - instant infrastructure - two fulfillment centers (245,000 sq. ft.) and 50-seat customer care center
  - market expertise - 100 employees including management provides established team with intimate knowledge of the prospects, opportunities and challenges
  - ~ $8.7 million cash
- provides end-to-end foundation for Europe
  - sets stage for expansion of end-to-end solutions throughout Europe
  - significant step toward replicating e-commerce services model worldwide
- adds five, well-established new partners
  - will leverage partner relationships and Zendor's strong brand to introduce GSI's end-to-end solution in U.K.

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gsi commerce

interactive marketing services agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials interactive marketing services

GSI Commerce interactive marketing services division

gsi interactive

- creative - user experience & site design
- online marketing (search, affiliate, comparison shopping engines, display)
- content development & digital photography
- catalog services
- provides services to ~ 50 e-commerce partners
- ~ 170 staff in KoP and growing

e dialog

Intelligent e-Mail Marketing. Precisely.

- Ranked as market-leading provider of advanced e-mail marketing solutions by both Jupiter & ForresterResearch
- provides e-mail technology, strategic services, tactical planning, implementation and support services
- provides services to ~ 110 blue-chip clients - U.S. & Europe
- ~ 280 employees - Boston, New York, Seattle, and London
- ~ 30% of business is in Europe

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gsi commerce

interactive marketing services agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials ~ 110 clients - U.S. & Europe ~ 50 clients - U.S.

marketing services - online advertising market estimated U.S. online advertising as % of total U.S. advertising spend estimated U.S. online advertising revenues 2006 2007 2008 2009 2010 2011 $19.3 $24.7 $29.5 $34.0 6.6% 8.1% 9.2% 11.4% 10.0% 10.8% $38.2 $42.0 16.9% CAGR Source: Piper Jaffray, U.S. Online Advertising Forecast. $ in millions agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials marketing services - a multichannel requirement almost $400 billion of store sales - or 16% of total retail sales - were directly influenced by the Web (cross-channel sales) in 2006. This will grow at a 17% CAGR over the next five years resulting in cross-channel sales by consumers of more than $1 trillion by 2012 * 51% of online consumers have researched and then purchased offline * 45% of online consumers buy additional products once inside an offline store * main reason consumers purchased offline: wanted product immediately * 2006 2007 2008 2009 2010 2011 2012 16% 20% 24% 28% 32% 35% 38% $2,481 $2,552 $2,627 $2,705 $2,787 $2,873 $2,954 total cross-channel sales - % * total retail sales, excluding travel * CAGR = 17% * Source: Forrester Research Inc., "The Web's Impact on In-Store Sales: U.S. Cross-Channel Sales Forecast, 2006 to 2012.", May 7, 2007. $ in millions agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials

e-Dialog - strategic, geographic and financial fit

- market-leading provider of advanced e-mail marketing solutions
  - ranked as a leading provider of e-mail marketing services by both Forrester and JupiterResearch
  - e-mail - offers online marketers highest ROI compared to other marketing channels
- enterprise focus
  - ~ 110 blue-chip clients
  - U.S. and growing European base
- strong financial growth
- $157 million – deal closed on 2/13/08
  - cash $147.8 million / restricted stock $9.2 million / potential earnout of $750,000 in 2009

e dialog®
Intelligent e-Mail Marketing. *Precisely.*

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gsi commerce

financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials net revenues - trailing four quarters agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials $5.5 FY99 $42.8 FY00 $102.6 FY01 $172.6 FY02 $241.9 FY03 $335.1 FY04 $440.4 FY05 $609.6 FY06 $ in millions $750 FY07

Delivering revenue growth & margin expansion net revenue $ in millions non-GAAP income from operations as a percentage of net revenues -467.3% $0 $100 $200 $300 $400 $500 $600 $700 1999 2000 2001 2002 2003 2004 2005 2006 $5.5 $42.8 $102.6 $172.6 $241.9 $335.1 $440.4 $609.6 0.1% 4.4% 4.9% 6.3% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% -95.4% -16.2% -11.3% agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials $750 $800 2007 7.0%

appendices

GAAP to non-GAAP reconciliations agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials January 1, December 30, December 29, December 28, January 3, January 1, January 3, January 1, 2000 2000 2001 2002 2004 2005 2005 2006 (29,083) $ (53,557) $ (32,497) $ (34,437) $ (13,064) $ (401) $ 2,878 $ 9,647 $ 2,655 4,983 10,282 401 1,935 3,576 3,805 7,578 728 8,074 6,662 10,509 11,386 10,944 14,635 21,297 (25,700) $ (40,500) $ (15,553) $ (23,527) $ 257 $ 14,119 $ 21,318 $ 38,522 $ Twelve Months Ended FY1999 FY2000 FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 Reconciliation of GAAP income from operations to non-GAAP GAAP income from operations Acquisition related integration expenses Stock-based compensation Depreciation and amortization (1) Non-GAAP income from operations (1) Includes amortization expense of acquisition related intangibles of $3,380 and $4,531 for the fiscal year ended December 29, 2007. (Unaudited) GSI COMMERCE, INC. AND SUBSIDIARIES NON-GAAP INCOME FROM OPERATIONS AND RECONCILIATION TO GAAP RESULTS (In thousands) 4,942 $ 1,597 8,419 37,337 52,295 $ December 29, 2007 FY2007 -- -- -- -- -- -- -- --

Thank You sm